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                                                                    Exhibit 10.2

                            TOMAX TECHNOLOGIES, INC.

                        2000 STOCK OPTION AND AWARD PLAN

        Tomax technologies, inc., a Utah corporation (the "Company"), hereby adopts this 2000 Stock Option and Award Plan (the "Plan"), effective as of the 1st day of January, 2000 under which options to acquire stock of the Company or bonus stock may be granted from time to time to employees, officers, and directors of the Company or its subsidiaries. In addition, at the discretion of the board of directors or other committee or administrator of this Plan, options to acquire stock of the Company or bonus stock may from time to time be granted under this Plan to other individuals who contribute to the success of the Company or its subsidiaries but who are not employees, officers, or directors of the Company, all on the terms and conditions set forth herein.

        1. Purpose of the Plan. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Company, to use their best efforts to promote the success of the Company's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and operations of the Company. The above aims will be effectuated through the granting of options ("Options") to purchase shares of common stock of the Company, no par value (the "Stock"), or the granting of awards of bonus stock ("Stock Awards"), all subject to the terms and conditions of this Plan. It is intended that the Options issued pursuant to this Plan include, when designated as such at the time of grant, options which qualify as Incentive Stock Options ("Incentive Options") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any amendment or successor provision of like tenor. If the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that this Plan will comply with the applicable provisions of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act or any amendment or successor rule of like tenor.

        2. Shareholder Approval. The Plan shall become effective immediately on adoption by the board of directors of the Company (the "Board") and awards under the Plan can be made at that time or at any subsequent time. The Plan shall be submitted to the Company's shareholders in the manner set forth below:

               (a) Within twelve months after the Plan has been adopted by the Board, the Plan shall be submitted for approval by those shareholders of the Company who are entitled to vote on such matters at a duly held shareholders' meeting or approved by the unanimous written consent of the holders of the issued and outstanding Stock of the Company. If the Plan is presented at a shareholders' meeting, it shall be approved by the affirmative vote of the holders of a majority of the issued and outstanding Stock in attendance, in person or by proxy, at such meeting. Notwithstanding the foregoing, the Plan may be approved by the shareholders in any other manner not inconsistent with the Company's articles of incorporation and bylaws, the applicable


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        provisions of state corporate laws, and the applicable provisions of the
        Code and regulations adopted thereunder.

               (b) In the event the Plan is so approved, the secretary of the Company shall, as soon as practicable following the date of final approval, prepare and attach to this Plan certified copies of all relevant resolutions adopted by the shareholders and the Board. On such approval, all Options previously granted under this Plan shall remain in full force and effect, subject to the terms of this Plan, and shall be deemed to have been granted as of the date of the action taken by the Board or other committee or administrator of this Plan in awarding such Options.

               (c) Failure to obtain shareholder approval on or before the date that is twelve months subsequent to the adoption of this Plan by the Board shall not invalidate this Plan or affect awards previously granted under the Plan; provided that, in such event, none of the Options issued under this Plan will qualify as Incentive Options.

        3. Administration of the Plan. Administration of the Plan shall be determined by the Board. Subject to compliance with applicable provisions of the governing law, the Board may delegate administration of the Plan or specific administrative duties with respect to the Plan, on such terms and to such committees of the Board as it deems proper. Any Option or Stock Award approved by the Board shall be approved by a majority vote of those members of the Board in attendance at a meeting at which a quorum is present. Any Option or Stock Award approved by a committee designated by the Board shall be approved as specified by the Board at the time of delegation. The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or duly authorized committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

        The Board's or duly authorized committee's determination under the Plan (including without limitation determinations of the persons to receive Options or Stock Awards, the form, amount, and timing of such Options or Stock Awards, the terms and provisions of such Options or Stock Awards, and the agreements evidencing same) need not be uniform and may be made by the Board or duly authorized committee selectively among persons who receive, or are eligible to receive, Options or Stock Awards under the Plan, whether or not such persons are similarly situated.

        4. Shares of Stock Subject to the Plan. A total of 750,000 shares of Stock may be subject to, or issued pursuant to, Options or Stock Awards granted under the terms of this Plan. Any shares subject to an Option or Stock Award under the Plan, which Option or Stock Award for any reason expires or is forfeited, terminated, or surrendered unexercised as to such shares, shall be added back to the total number of shares reserved for issuance under the terms of this Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of shares of Stock or the relinquishment of rights to shares of Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of this Plan.

        5. Reservation of Stock on Granting of Option. At the time of granting any Option under the terms of this Plan, there will be reserved for issuance on the exercise of the Option the number of shares of Stock of the Company subject to such Option. The Company may reserve either authorized but unissued shares or issued shares that have been reacquired by the Company.


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        6. Eligibility. Options or Stock Awards under the Plan may be granted to employees, including officers and directors, of the Company or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Company as may be deemed in the best interest of the Company by the Board or a duly authorized committee. Such Options or Stock Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized committee at the time of grant, all as may be within the general provisions of this Plan.

        7. Term of Options and Certain Limitations on Right to Exercise.

               (a) Each Option shall have the term established by the Board or duly authorized committee at the time the Option is granted but in no event may an Option have a term in excess of ten years.

               (b) The term of the Option, once it is granted, may be reduced only as provided for in this Plan or under the written provisions of the Option.

               (c) Unless otherwise specifically provided by the written provisions of the Option, no holder or his or her legal representative, legatee, or distributee will be, or shall be deemed to be, a holder of any shares subject to an Option unless and until the holder exercises his or her right to acquire all or a portion of the Stock subject to the Option and delivers the required consideration to the Company in accordance with the terms of this Plan and the Option and then only to the extent of the number of shares of Stock acquired. Except as specifically provided in this Plan or as otherwise specifically provided by the written provisions of the Option, no adjustment to the exercise price or the number of shares of Stock subject to the Option shall be made for dividends or other rights for which the record date is prior to the date the Stock subject to the Option is acquired by the holder.

               (d) Options under the Plan shall vest and become exercisable at such time or times and on such terms as the Board or a duly authorized committee may determine at the time of the grant of the Option.

               (e) Options granted under the Plan shall contain such other provisions, including, without limitation, further restrictions on the vesting and exercise of the Option, as the Board or a duly authorized committee shall deem advisable.

               (f) In no event may an Option be exercised after the expiration of its term.

        8. Exercise Price. The exercise price of each Option issued under the Plan shall be determined by the Board or a duly authorized committee on the date of grant.

        9. Payment of Exercise Price. The exercise of any Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or other consideration acceptable to the Company; provided that, at the discretion of the Board or a duly authorized committee, the written provisions of the Option may provide that payment can be made in whole or in part in shares of Stock of the Company that have been owned by the optionee for more than six months or by the surrender of Options to acquire Stock from the Company that have been held for more than six months, which Stock or Options shall be valued at their then fair market value as determined by the Board or a duly authorized committee. Any consideration approved by the Board or a duly authorized committee that calls for the payment of the exercise price over a period of more than one year shall provide for interest, which shall not be included


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as part of the exercise price, that is equal to or exceeds the imputed interest provided for in section 483 of the Code or any amendment or successor section of like tenor.

        10. Withholding. If the grant of a Stock Award or the grant or exercise of an Option pursuant to this Plan, or any other event in connection with any such grant or exercise, creates an obligation to withhold income and employment taxes pursuant to the Code or applicable state or local laws, such obligation may, at the discretion of the Board or a duly authorized committee and to the extent permitted by the terms of the Option or Stock Award and the then governing provisions of the Code and the Exchange Act, be satisfied (i) by the holder of the Option or Stock Award delivering to the Company an amount of cash equal to such withholding obligation; (ii) by the Company withholding from any compensation or other amount owing to the holder of the Option or Stock Award the amount (in cash, Stock, or other property as the Company may determine) of the withholding obligation; (iii) by the Company withholding shares of Stock subject to the Option or Stock Award with a fair market value equal to such obligation; or (iv) by the holder of the Option or Stock Award either delivering shares of Stock that have been owned by the holder for more than six months or canceling Options or other rights to acquire Stock from the Company that have been held for more than six months with a fair market value equal to such requirements. In all events, delivery of shares of Stock issuable on exercise of the Option or on grant of the Stock Award shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the grant or exercise of the Option, grant of the Stock Award, or any other event. The Company shall be further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

        11. Incentive Options -- Additional Provisions. In addition to the other restrictions and provisions of this Plan, any Option granted hereunder that is intended to be an Incentive Option shall meet the following further requirements:

               (a) The exercise price of an Incentive Option shall not be less than the fair market value of the Stock on the date of grant of the Incentive Option as determined by the Board or a duly authorized committee based on the closing price for the Stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately prior to the date of grant of such Incentive Option, or, if not listed on such an exchange or included on Nasdaq, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the average of the closing bid and asked quotation) for the Stock on the close of business on the trading day last preceding the date of grant of such Incentive Option, or, if no such information is available, as determined by the Board or a duly authorized committee through any other reliable means of determination available and permitted by the applicable provisions of the Code.

               (b) No Incentive Option may be granted under the Plan to any individual that owns (either of record or beneficially) Stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation unless both the exercise price is at least 110% of the fair market value of the Stock on the date the Option is granted and the Incentive Option by its terms is not exercisable more than five years after the date it is granted.

               (c) Incentive Options may be granted only to employees of the Company or its subsidiaries and only in connection with that employee's employment by the Company or the subsidiary. Notwithstanding the above, directors and other individuals who have contributed to the success of the Company or its subsidiaries may be granted Incentive Options under the Plan,


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        subject to, and to the extent permitted by, applicable provisions of the
        Code and regulations promulgated thereunder, as they may be amended from time to time.

               (d) The aggregate fair market value (determined as of the date the Incentive Option is granted) of the shares of Stock with respect to which Incentive Options are exercisable for the first time by any individual during any calendar year under the Plan (and all other plans of the Company and its subsidiaries) may not exceed $100,000.

               (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive Option is granted.

               (f) No individual acquiring shares of Stock pursuant to any Incentive Option granted under this Plan shall sell, transfer, or otherwise convey the Stock until after the date that is both two years after the date the Incentive Option was granted and one year after the date the Stock was acquired pursuant to the exercise of the Incentive Option. If any individual makes a disqualifying disposition, he or she shall notify the Company within 30 days of such transaction.

               (g) No Incentive Option may be exercised unless the holder was, within three months of such exercise, and had been since the date the Incentive Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless the employment was terminated as a result of the death or disability (as defined in the Code and the regulations promulgated thereunder as they may be amended from time to time) of the employee or the employee dies within three months of the termination. In the event of termination as a result of disability, the holder shall have a one year period following termination in which to exercise the Incentive Option. In the event of death of the holder, the Incentive Option must be exercised within six months after the issuance of letters testamentary or administration or the appointment of an administrator, executor, or personal representative, but not later than one year after the date of termination of employment. An authorized absence or leave approved by the Board or a duly authorized committee for a period of 90 days or less shall not be considered an interruption of employment for any purpose under the Plan.

               (h) All Incentive Options shall be deemed to contain such other limitations and restrictions as are necessary to conform the Incentive Option to the requirements for "incentive stock options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

All of the foregoing restrictions and limitations are based on the governing provisions of the Code as of the date of adoption of this Plan. If at any time the Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may grant Incentive Options, and may modify outstanding Incentive Options in accordance with such changes, all to the extent that such action by the Board or duly authorized committee does not disqualify the Options from treatment as incentive stock options under the provisions of the Code as may be amended from time to time.

        12. Awards to Directors and Officers. To the extent the Company has a class of securities registered under the Exchange Act, Options or Stock Awards granted under the Plan to directors and officers (as used in Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor) intended to qualify for the exemption from section 16(b) of the Exchange Act provided in


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Rule 16b-3 shall, in addition to being subject to the other restrictions and limitations set forth in this Plan, be made as follows:

               (a) A transaction whereby there is a grant of an Option or Stock Award pursuant to this Plan must satisfy one of the following:

                      (i) The transaction must be approved by the Board or duly
               authorized committee composed solely of two or more non-employee directors of the Company (as defined in Rule 16b-3);

                      (ii) The transaction must be approved or ratified, in
               compliance with section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present or represented and entitled to vote at a meeting of the shareholders of the Company held in accordance with the applicable laws of the state of incorporation of the Company; or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote. If the transaction is ratified by the shareholders, such ratification must occur no later than the date of the next annual meeting of shareholders; or

                      (iii) The Stock acquired must be held by the officer or
               director for a period of six months subsequent to the date of the grant; provided that if the transaction involves a derivative security (as defined in section 16 of the Exchange Act), this condition shall be satisfied if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than on exercise or conversion) or its underlying equity security.

               (b) Any transaction involving the disposition by the Company of its securities in connection with Options or Stock Awards granted pursuant to this Plan shall:

                      (i) be approved by the Board or duly authorized committee
               composed solely of two or more non-employee directors (as defined in Rule 16b-3); or

                      (ii) be approved or ratified, in compliance with section
               14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state of incorporation of the Company or, if allowed by applicable state law, the written consent of the holders of a majority, or such greater percentage as may be required by applicable laws of the state of incorporation of the Company, of the securities of the Company entitled to vote; provided that such ratification occurs no later than the date of the next annual meeting of shareholders.

All of the foregoing restrictions and limitations are based on the governing provisions of the Exchange Act and the rules and regulations promulgated thereunder as of the date of adoption of this Plan. If at any time the governing provisions are amended to permit an Option to be granted or exercised or Stock Award to be granted pursuant to Rule 16b-3 or any amendment or successor rule of like tenor without one or more of the foregoing restrictions or limitations, or the terms of such restrictions or limitations are modified, the Board or a duly authorized committee may award Options or Stock Awards to directors and


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officers, and may modify outstanding Options or Stock Awards, in accordance with such changes, all to the extent that such action by the Board or a duly authorized committee does not disqualify the Options or Stock Awards from exemption under the provisions of Rule 16b-3 or any amendment or successor rule of similar tenor.

        13. Stock Appreciation Rights and Other Tandem Rights. The Board or a duly authorized committee, at the time of granting any award under the terms of this Plan, shall have the authority to grant stock appreciation rights or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of death or disability of the holder during such six-month period. Any payment under the terms of the tandem rights may be made by the Company, at the discretion of the Board or a duly authorized committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or committee) or in cash, or partly in Stock and partly in cash, as the Company may determine. Any stock appreciation rights or other tandem rights granted under the terms of this section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of any stock appreciation or other rights granted shall, within the provisions of this Plan, be established by the Board or committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. Stock appreciation rights may only be exercised at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

        14. Stock Awards. The Board or a duly authorized committee may grant Stock Awards to individuals eligible to participate in this Plan, in the amount, and subject to the provisions determined by the Board or a duly authorized committee. The Board or a duly authorized committee shall notify in writing each person selected to receive a Stock Award hereunder as soon as practicable after he or she has been so selected and shall inform such person of the number of shares he or she is entitled to receive, the approximate date on which such shares will be issued, and the Forfeiture Restrictions applicable to such shares. (For purposes hereof, the term "Forfeiture Restrictions" shall mean any prohibitions against sale or other transfer of shares of Stock granted under the Plan and the obligation of the holder to forfeit his or her ownership of or right to such shares and to surrender such shares to the Company on the occurrence of certain conditions.) The Board or a duly authorized committee may, at its discretion, require the payment in cash to the Company by the award recipient of the par value of the Stock. The shares of Stock issued pursuant to a Stock Award shall not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of during such period or periods of time which the Board or a duly authorized committee shall establish at the time of the grant of the Stock Award. If a Stock Award is made to an employee of the Company or its subsidiaries, the employee shall be obligated, for no consideration other than the amount, if any, of the par value paid in cash for such shares, to forfeit and surrender such shares as he or shall have received under the Plan which are then subject to Forfeiture Restrictions to the Company if he or she is no longer an employee of the Company or its subsidiaries for any reason; provided that, in the event of termination of the employee's employment by reason of death or total and permanent disability, the Board or a duly authorized committee, in its sole discretion, may cancel the Forfeiture Restrictions. Certificates representing shares subject to Forfeiture Restrictions shall be appropriately legended as determined by the Board or a duly authorized committee to reflect the Forfeiture Restrictions, and the Forfeiture Restrictions shall be binding on any transferee of the shares.

      15. Assignment. At the time of grant of an Option or Stock Award, the Board or a duly authorized Committee, in its sole discretion, may impose restrictions on the transferability of such Option or Stock Award and provide that such Option shall not be transferable other than by will or the laws of


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descent and distribution or pursuant to a qualified domestic relations order as defined in the Code and that, except as permitted by the foregoing, such Options or Stock Awards, granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. On any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or Stock Award, or of any right or privilege conferred thereby, contrary to the provisions thereof, or on the levy of any attachment or similar process on such rights and privileges, the Option or Stock Award and such rights and privileges shall immediately become null and void.

        16. Additional Terms and Provisions of Awards. The Board or duly authorized committee shall have the right to impose additional limitations on individual awards under the Plan. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may be conditioned on continued employment for a specified period or may be voided based on the award holder's gross negligence in the performance of his or her duties, substantial failure to meet written standards established by the Company for the performance of his or her duties, criminal misconduct, or willful or gross misconduct in the performance of his or her duties. In addition, the Board or a duly authorized committee may establish additional rights in the holders of individual awards at the time of grant. For example, and without limiting the authority of the Board or a duly authorized committee, an individual award may include the right to immediate payment of the value inherent in the award on the occurrence of certain events such as a change in control of the Company, all on the terms and conditions set forth in the award at the time of grant. The Board or a duly authorized committee may, at the time of the grant of the Option or Stock Award, establish any other terms, restrictions, or provisions on the exercise of an Option or the holding of Stock subject to the Stock Award as it deems appropriate. All such terms, restrictions, and provisions must be set forth in writing at the time of grant in order to be effective.

        17. Dilution or Other Adjustment. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be increased by the same proportion. Shares awarded under the terms of a Stock Award shall be entitled to the same rights as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions, although any additional shares of Stock issued to the holder of a Stock Award shall be subject to the same Forfeiture Restrictions as the Stock Award. In the event that the number of shares of Stock of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be reduced proportionately, with no reduction in the total purchase price of the shares then so covered, and the number of shares of Stock subject to the Plan shall be reduced by the same proportion. Shares awarded under a Stock Award shall be treated as other issued and outstanding shares of Stock, whether or not then subject to Forfeiture Restrictions. In the event that the Company should transfer assets to another corporation and distribute the stock of such other corporation without the surrender of Stock of the Company, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of section 355 of the Code or any amendment or successor statute of like tenor, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to the total purchase price then in effect as the market value of the stock distributed in respect of a share of the Stock of the Company, immediately following the distribution, bears to the aggregate of the market value at such time of a share of the Stock of the Company plus the stock distributed in respect thereof. Shares issued under a Stock Award shall be treated as issued and outstanding whether or not subject to Forfeiture Restrictions, although any stock of the other corporation to be distributed with


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respect to the shares awarded under the Stock Award shall be subject to the
Forfeiture Restrictions then applicable to such shares and may be held by the Company or otherwise subject to restrictions on transfer until the expiration of the Forfeiture Restrictions. In the event that the Company distributes the stock of a subsidiary to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes significant portion of the value of its issued and outstanding Stock to its shareholders, the number of shares then subject to each outstanding Option and the Plan, or the exercise price of each outstanding Option, may be adjusted in the reasonable discretion of the Board or a duly authorized committee. Shares awarded under a Stock Award shall be treated as issued and outstanding, whether or not subject to Forfeiture Restrictions, although any Stock, assets, or other rights distributed shall be subject to the Forfeiture Restrictions governing the shares awarded under the Stock Award and, at the discretion of the Board or a duly authorized committee, may be held by the Company or otherwise subject to restrictions on transfer by the Company until the expiration of such Forfeiture Restrictions. All such adjustments shall be made by the Board or duly authorized committee, whose determination upon the same, absent demonstrable error, shall be final and binding on all participants under the Plan. No fractional shares shall be issued, and any fractional shares resulting from the computations pursuant to this section shall be eliminated from the respective Option or Stock Award. No adjustment shall be made for cash dividends, for the issuance of additional shares of Stock for consideration approved by the Board, or for the issuance to stockholders of rights to subscribe for additional Stock or other securities.

        18. Options or Stock Awards to Foreign Nationals. The Board or a duly authorized committee may, in order to fulfill the purposes of this Plan and without amending the Plan, grant Options or Stock Awards to foreign nationals or individuals residing in foreign countries that contain provisions, restrictions, and limitations different from those set forth in this Plan and the Options or Stock Awards made to United States residents in order to recognize differences among the countries in law, tax policy, and custom. Such grants shall be made in an attempt to provide such individuals with essentially the same benefits as contemplated by a grant to United States residents under the terms of this Plan.

        19. Listing and Registration of Shares. Unless otherwise expressly provided on the granting of an award under this Plan, the Company shall have no obligation to register any securities issued pursuant to this Plan or issuable on the exercise of Options granted hereunder. Each award shall be subject to the requirement that if at any time the Board or a duly authorized committee shall determine, in its sole discretion, that it is necessary or desirable to list, register, or qualify the shares covered thereby on any securities exchange or under any state or federal law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be made or exercised in whole or in part unless and until such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or a duly authorized committee.

        20. Expiration and Termination of the Plan. The Plan may be abandoned or terminated at any time by the Board or a duly authorized committee except with respect to any Options or Stock Awards then outstanding under the Plan. The Plan shall otherwise terminate on the earlier of the date that is: (i) ten years after the date the Plan is adopted by the Board; or (ii) ten years after the date the Plan is approved by the shareholders of the Company.

        21. Form of Awards. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and which shall contain such terms and conditions as may be determined by the Board or a duly authorized committee and permitted under the terms of this Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or a duly authorized committee to qualify them as incentive stock options under section 422 of the Code or any amendment or successor statute of like tenor.

        22. No Right of Employment. Nothing contained in this Plan or any Option or Stock Award shall be construed as conferring on a director, officer, or employee any right to continue or remain as a director, officer, or employee of the Company or its subsidiaries.

        23. Amendment of the Plan. The Board or a duly authorized committee may modify and amend the Plan in any respect; provided, however, that to the extent such amendment or modification would cause the Plan to no longer comply with the applicable provisions of the Code with respect to Incentive Options, such amendment or modification shall also be approved by the shareholders of the Company. Subject to the foregoing and, if the Company is subject to the provisions of 16(b) of the Exchange Act, the limitations of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor, the Plan shall be deemed to be automatically amended as is necessary (i) with respect to the issuance of Incentive Options, to maintain the Plan in compliance with the provisions of section 422 of the Code, and regulations promulgated thereunder from time to time, or any amendment or successor statute thereto, and (ii) with respect to Options or Stock Awards granted to officers and directors of the Company, to maintain the awards made under the Plan in compliance with the provisions of Rule 16b-3 promulgated under the Exchange Act or any amendment or successor rule of like tenor.

                                          ATTEST:

                                          /s/ Jaye Olafson
                                          --------------------------------------
                                          Jaye Olafson, Secretary


                             SECRETARY'S CERTIFICATE

        The undersigned, the duly constituted and elected secretary of Tomax technologies, inc., hereby certifies that a duly constituted meeting of the shareholders held on _____________ , 2000, pursuant to notice and at which a quorum was present in accordance with the requirements of law and the Company's articles of incorporation and bylaws, the foregoing 2000 Stock Option and Award Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock in attendance, in person or by proxy, at such meeting.

        DATED this ___ day of _____________, 2000.


                                          /s/ Jaye Olafson
                                          --------------------------------------
                                          Jaye Olafson, Secretary

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION
                              (EXECUTIVE OFFICERS)


            IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective [Date], 2000, by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to [Name] ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of [OptionsSpellout] ([Options]) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be $[Price]per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding [NoMths] months thereafter to the extent of [Frac] of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

               (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the
  Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this

Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Payment in the Event of a Change in Control. In the event of a "Change in Control" (as defined), the Option as to all of the shares granted herein shall immediately become exercisable and the Company shall pay promptly to Optionee an amount equal to the number of Optionee's unexercised Options, whether or not vested (but excluding any Options previously exercised, terminated, canceled, or expired), times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

                (a) "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or a group of associated purchasers, (iii) a person, within the meaning of Section 3(a)(9) or
        Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

                (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

        17. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        18. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        19. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                         The Company:

                                              Tomax technologies, inc.


                                              By:
                                                 -------------------------------
                                                  Duly Authorized Officer
Attest:

----------------------------
Jaye Olafson, Secretary



Accepted and Agreed:


----------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective this
(DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 23 months thereafter to the extent of 1/24th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

                (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

               (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

               (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

               (e) In the event, at any time within (i) the term of this Option,
        (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

               (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        17. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        18. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                      The Company:

                                           Tomax technologies, inc.

                                           By:
                                              ----------------------------------
                                               Duly Authorized Officer
Attest:

----------------------------
Jaye Olafson, Secretary

Accepted and Agreed:


----------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                           NON-QUALIFIED STOCK OPTION


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL NON-QUALIFIED STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS NON-QUALIFIED STOCK OPTION (this "Option") is granted effective
(DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall be fully vested as of the date of this Option respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, unless expressly waived by the Company, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, other than as provided herein, this Option and all rights granted hereunder shall be immediately null and void.

        6. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        7. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        8. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        9. Limitation on Exercise.

                (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (2) disclosing or misusing any confidential information or material concerning the Company, or (3) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to

        Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (c) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        10. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        11. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        12. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        13. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock at any time including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        14. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        15. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        EXECUTED as of the date first above written.

                                         The Company:

                                              Tomax technologies, inc.

                                              By:
                                                 -------------------------------
                                                  Duly Authorized Officer
Attest:

-------------------------------
Jaye Olafson, Secretary

Accepted and Agreed:


-------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocably elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective this
(DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 47 months thereafter to the extent of 1/48th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

                (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        17. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        18. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                            The Company:

                                                 Tomax technologies, inc.

                                                 By:
                                                    ----------------------------
                                                     Duly Authorized Officer
Attest:

--------------------------------
Jaye Olafson, Secretary

Accepted and Agreed:


--------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective this
(DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 47 months thereafter to the extent of 1/48th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

                (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        17. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        18. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                            The Company:

                                                 Tomax technologies, inc.

                                                 By:
                                                    ----------------------------
                                                     Duly Authorized Officer
Attest:

--------------------------------
Jaye Olafson, Secretary

Accepted and Agreed:


--------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION
                              (EXECUTIVE OFFICERS)


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.



        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective (DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 47 months thereafter to the extent of 1/48th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

               (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this

Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Payment in the Event of a Change in Control. In the event of a "Change in Control" (as defined), the Option as to all of the shares granted herein shall immediately become exercisable and the Company shall pay promptly to Optionee an amount equal to the number of Optionee's unexercised Options, whether or not vested (but excluding any Options previously exercised, terminated, canceled, or expired), times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

                (a) "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or a group of associated purchasers, (iii) a person, within the meaning of Section 3(a)(9) or
        Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

                (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

        17. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        18. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        19. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                            The Company:

                                                 Tomax technologies, inc.


                                                 By:
                                                    ----------------------------
                                                     Duly Authorized Officer
Attest:

---------------------------------
Jaye Olafson, Secretary



Accepted and Agreed:


---------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION
                              (EXECUTIVE OFFICERS)


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective (DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 47 months thereafter to the extent of 1/48th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

               (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this

Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Payment in the Event of a Change in Control. In the event of a "Change in Control" (as defined), the Option as to all of the shares granted herein shall immediately become exercisable and the Company shall pay promptly to Optionee an amount equal to the number of Optionee's unexercised Options, whether or not vested (but excluding any Options previously exercised, terminated, canceled, or expired), times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

                (a) "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or a group of associated purchasers, (iii) a person, within the meaning of Section 3(a)(9) or
        Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

                (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

        17. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        18. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        19. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                            The Company:

                                                 Tomax technologies, inc.


                                                 By:
                                                    ----------------------------
                                                     Duly Authorized Officer
Attest:

-------------------------------
Jaye Olafson, Secretary



Accepted and Agreed:


-------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)

                            TOMAX TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION
                              (EXECUTIVE OFFICERS)


        IT IS IMPORTANT THAT YOU RETAIN THIS DOCUMENT. THIS ORIGINAL INCENTIVE STOCK OPTION MUST BE DELIVERED TO THE COMPANY ON EXERCISE OR TRANSFER OF THE OPTION.


        THIS INCENTIVE STOCK OPTION (this "Option") is granted effective (DATE), by Tomax technologies, inc., a Utah corporation (the "Company"), under the terms of the 2000 Stock Option and Award Plan (the "Plan"), to (NAME) ("Optionee").

        1. Grant of Option. The Company hereby irrevocably grants to Optionee the right and option to purchase all or any part of an aggregate of (NUMBER) shares of common stock of the Company, no par value (the "Common Stock"), on the terms and conditions hereinafter set forth and subject to the provisions of the Plan.

        2. Exercise Price. The exercise price of this Option shall be (PRICE) per share of Common Stock, the fair market value of the Common Stock on the date of grant as determined by the board of directors.

        3. Term of Option. The right to exercise this Option shall vest in installments commencing on the first day of the month following the effective date of this Option and on the first day of the succeeding 47 months thereafter to the extent of 1/48th of the total number of shares of Common Stock purchasable under this Option, until this Option may be exercisable respecting the full number of shares set forth in paragraph 1 above. Subject to the foregoing and the other provisions of this Option and the Plan, this Option may be exercised, in whole or in part, at any time prior to five years after the date of this Option.

        4. Shareholder's Rights. Optionee shall have the rights of a shareholder only with respect to shares of Common Stock fully paid for by Optionee under this Option.

        5. Persons Entitled to Exercise. During Optionee's lifetime, this Option can only be exercised by Optionee, and neither this Option nor any right hereunder can be transferred other than by testamentary disposition or the laws of descent and distribution. Neither this Option nor any right hereunder shall be subject to lien, attachment, execution, or similar process. In the event of any alienation, assignment, pledge, hypothecation, or other transfer of this Option or any right hereunder or in the event of any levy, attachment, execution, or similar process, this Option and all rights granted hereunder shall be immediately null and void.

        6. Qualification as Incentive Stock Option. This Option is intended to qualify as an "Incentive Stock Option" under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Optionee acknowledges that in order to be entitled to receive treatment as an Incentive Stock Option, the holding and exercise of this Option and the Common Stock acquired pursuant to this Option are subject to certain limitations and restrictions, including a requirement that any Common Stock acquired hereunder be held by Optionee until after the date that is both two years subsequent to the date of this Option and one year subsequent to the date the Common Stock is acquired pursuant to the exercise of this Option. Failure to hold the shares of Common Stock for the above period will cause a "disqualifying disposition" of the Common Stock resulting in the loss of Incentive Stock Option treatment and the associated favorable tax benefits. As a result of the disqualifying disposition the Company will also be subject to certain disclosure requirements, and, therefore, Optionee agrees to notify the Company, in writing, 30 days prior to any disqualifying disposition.

        7. Adjustment to Number of Shares of Common Stock. The number of shares of Common Stock subject to this Option shall be adjusted to take into account any stock split, stock dividend, or recapitalization of the Common Stock of the Company as provided in the Plan.

        8. Method of Exercise. This Option may be exercised, in accordance with all of the terms and conditions set forth in this Option and the Plan, by delivery of this Option, together with a notice of exercise, a form of which is attached hereto as Exhibit "A" and incorporated herein by this reference, indicating the number of shares which Optionee then elects to purchase and payment made in accordance with the following:

                (a) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in cash, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of the full option price of the Common Stock being purchased for cash.

                (b) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock in installments, Optionee shall include with the notice of exercise a certified check or official bank check payable to the order of the Company in the amount of any cash to be paid on exercise, and a promissory note, in form satisfactory to the Company, executed by Optionee and evidencing the obligation of Optionee to pay the balance of the exercise price on terms and conditions acceptable to the board of directors of the Company at the time of exercise of the Option.

                (c) If Optionee elects to exercise the Option and make payment, in whole or in part, for the shares of Common Stock by such other method as approved by the board of directors of the Company at the time of exercise, Optionee shall deliver to the Company such other forms of payment approved by the board of directors of the Company.

        As soon as practicable after receipt by the Company of such notice and of payment in full of the option price of all the shares of Common Stock with respect to which the Option has been exercised (including interest if payment is made in installments), a certificate or certificates representing such shares of Common Stock having been paid for shall be issued in the name of Optionee, or, if Optionee shall so request in the notice exercising the Option, in the name of Optionee and another person jointly, with right of survivorship, and shall be delivered to Optionee. To the extent required, pursuant to paragraph 12, all common stock shall be issued only upon receipt by the Company of Optionee's representation that the shares are purchased for investment and not with a view to distribution thereof. If this Option is not exercised with respect to all Common Stock subject hereto, Optionee shall be entitled to receive a similar Option of like tenor covering the number of shares of Common Stock with respect to which this Option shall not have been exercised.

        9. Availability of Shares. During the term of this Option, the Company shall at all times keep reserved for issuance the number of shares of Common Stock required to satisfy the Option.

        10. Limitation on Exercise.

                (a) If the board of directors of the Company, in its sole discretion, shall determine that it is necessary or desirable to list, register, or qualify the Common Stock under any state or federal law, this Option may not be exercised, in whole or part, until such listing, registration, or qualification shall have been obtained free of any conditions not acceptable to the board of directors.

                (b) The exercise price times the number of shares of Common Stock first exercisable in any calendar year, together with the fair market value of the shares of Common Stock subject to any other options held by Optionee that are first exercisable in such year, shall not exceed $100,000 (any Options first becoming exercisable in any calendar year in excess of such amount shall not be treated as incentive stock options).

                (c) This Option shall terminate thirty days after Optionee ceases to be an eligible employee of the Company as defined in the Code and the Plan. In addition, no Option granted herein may be exercised unless Optionee was, within thirty days of such exercise, and has been since the date the Option was granted, an eligible employee of the Company as specified in the applicable provisions of the Code, unless Optionee ceased being an eligible employee as a result of death or Optionee dies during the thirty-day period subsequent to his ceasing to be an eligible employee; provided, the Option may be exercised by any Optionee who ceases employment due to a disability as defined in the Code, section 22(e)(3), or any amendment to that section or any successor section of like tenor, within 12 months of such termination. An authorized absence or leave approved by the board of directors shall not be considered an interruption of employment for any purpose under this Option.

                (d) In the event that Optionee is terminated at any time for cause pursuant to any written employment agreement between Optionee and Optionee's employer or, if there is no such written employment agreement, on the occurrence of any of the following: (i) Optionee's conduct involving the business affairs of the employer constituting common law fraud, conviction of a felony, embezzlement from the employer or the Company, or other willful or malicious unlawful conduct of a similar nature; (ii) any material breach by Optionee of the provisions of the written employment policies or procedures of Optionee's employer or the Company that are applicable to Optionee; or (iii) Optionee has been grossly negligent in the performance of his duties or has substantially failed to meet reasonable standards established by the Company for the performance of his duties, any and all rights such individual may have to the unexercised portion of this Option held at the time of termination shall immediately terminate and be void.

                (e) In the event, at any time within (i) the term of this Option, (ii) three years after termination of Optionee's employment with the Company, or (iii) three years after exercise of any portion of this Option by Optionee, whichever is the latest, Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to, (1) conduct related to Optionee's employment for which either criminal or civil penalties against Optionee may be sought, (2) violation of Company policies, including, without limitation, the Company's insider trading policy, (3) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company, (4) disclosing or misusing any confidential information or material concerning the Company, or (5) participating in a hostile takeover attempt, then this Option shall terminate effective on the date on which Optionee enters into such activity, unless sooner terminated by operation of another term or condition of this Option or the Plan, and any option gain realized by Optionee from exercising all or a portion of this Option shall be paid by Optionee to the Company. Optionee consents and agrees to a deduction from any amounts the Company owes Optionee from time to time (including amounts owed to Optionee as wages or other compensation, fringe benefits, or vacation pay, as well as any other amounts owed to Optionee by the Company), to the extent of the amounts Optionee owes the Company hereunder. Whether or not the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount Optionee owes the Company, calculated as set forth herein, Optionee agrees to pay immediately the unpaid balance to the Company.

                (f) In the event the Company is a party to a reorganization or similar transaction with respect to which "pooling of interest" treatment (within the meaning of APB 16) is, in the opinion of the independent certified public accountants of the Company, available for such transaction, the Company shall have the right, exercisable in its sole and absolute discretion, to cancel this Option on the day immediately preceding the effective date of the transaction and in consideration thereof to pay to the Optionee an amount of cash equal to the difference between the then fair market value of the Common Stock that would have been issuable on exercise of the Options so canceled and the exercise price for the purchase of such shares on exercise. For purposes hereof, fair market value shall mean the closing price for such stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market ("Nasdaq"), over the five-day trading period immediately preceding the date of determination of fair market value, or, if not listed on such an exchange or included on Nasdaq, shall mean the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock on the close of business on the trading day last preceding the date of determination of fair market value, or, if no such information is available or deemed reliable by the Company, the amount determined by the board of directors of the Company through any other means of determination available.

        11. No Right of Employment. Nothing contained in this Option shall be construed as conferring any right to continue or remain as an officer, director, or employee of the Company or any subsidiary.

        12. Restriction on Transfer. The Option and the shares of Common Stock subject to this Option (collectively referred to as the "Securities") are subject to registration under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities statutes. Optionee acknowledges that unless a registration statement with respect to the Securities is filed and declared effective by the Securities and Exchange Commission and the appropriate state governing agency, the Securities have or will be issued in reliance on specific exemptions from such registration requirements for transactions by an issuer not involving a public offering and specific exemptions under state statutes. Any disposition of the Securities may, under certain circumstances, be inconsistent with such exemptions. The Securities may be offered for sale, sold, or otherwise transferred only if (i) registered under the Securities Act, and in some cases, under the applicable state securities acts, or, if not registered, (ii) only if such disposition is pursuant to an exemption from such registration requirements and only after Optionee provides an opinion of counsel or other evidence satisfactory to the Company to the effect that registration is not required. In some states, specific conditions must be met or approval of the securities regulatory authorities may be required before any such offer or sale. The Company is under no obligation to register the Securities with the Securities and Exchange Commission or any state agency. If rule 144 is available (and no assurance is given that it will be), only routine sales of the Common Stock in limited amounts can be made after one year following the acquisition date of the Securities, as determined under rule 144(d), in accordance with the terms and conditions of rule 144. The Company is under no obligation to make rule 144 available. In the event rule 144 is not available, compliance with regulation A or some other disclosure exemption may be required before Optionee can sell, transfer, or otherwise dispose of the Securities without registration. The Company and its registrar and transfer agent will maintain a stop transfer order against the transfer of the Securities, and this

Option and any other certificate or agreement representing the Securities is subject to the following legend:

        THE SECURITIES REPRESENTED BY THIS OPTION AGREEMENT OR CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

        The Company may refuse to transfer the Securities to any transferee who does not furnish in writing to the Company the same representations and warranties set forth in this paragraph and agree to the same conditions with respect to such Securities as are set forth herein. The Company may further refuse to transfer the Securities if certain circumstances are present reasonably indicating that the proposed transferee's representations are not accurate. In any event, the Company may refuse to consent to any transfer in the absence of an opinion of legal counsel, satisfactory to and independent of counsel for the Company, that such proposed transfer is consistent with the above conditions and applicable securities laws.

        13. Registration. The Company shall have no obligation to register the Common Stock issuable on exercise of this Option. If no registration statement is effective on the date of exercise of this Option, the shares of Common Stock will not be issued unless and until there is available to the Company evidence, including representations from Optionee, that such shares are being acquired for investment and not for resale, on which the Company may reasonably rely as to the availability of an exemption from registration in issuing such Common Stock.

        14. No Right to Information. Optionee acknowledges and agrees that neither the Company, its shareholders, nor its directors and officers, has any duty or obligation to disclose to Optionee any material information regarding the business of the Company or affecting the value of the Options or Common Stock before or at the time of termination of the employment of Optionee by the Company including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

        15. Other Limitations and Restrictions. All Options granted hereunder shall be deemed to contain such other limitations and restrictions as are necessary to conform the Option to the requirements for "Incentive Stock Options" as defined in section 422 of the Code, or any amendment or successor statute of like tenor.

        16. Payment in the Event of a Change in Control. In the event of a "Change in Control" (as defined), the Option as to all of the shares granted herein shall immediately become exercisable and the Company shall pay promptly to Optionee an amount equal to the number of Optionee's unexercised Options, whether or not vested (but excluding any Options previously exercised, terminated, canceled, or expired), times the amount by which the "Fair Market Value" (as defined) exceeds the exercise price of such Options. For purposes hereof:

                (a) "Change in Control" shall be deemed to have occurred if (i) the Company shall be merged or consolidated into another corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed prior to such merger or consolidation, (ii) the Company shall sell, lease, exchange, or otherwise transfer (in one transaction or a series of transactions) all or substantially all of the assets of the Company to an entity that is not a wholly owned subsidiary of the Company or a group of associated purchasers, (iii) a person, within the meaning of Section 3(a)(9) or
        Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall become the beneficial owner (within the meaning of rule 13d-3 of the Exchange Act as in effect on the date hereof) of fifty percent (50%) or more of the outstanding voting securities of the Company, or (iv) if as a result of a merger, consolidation, sale of all or substantially all of the Company's assets, a contested election, or any combination of the foregoing, the persons who were directors of the Company immediately prior thereto shall cease to constitute a majority of the board of directors of the Company or any successor to the Company.

                (b) "Fair Market Value" shall be the closing price for such stock on the close of business on the day last preceding the occurrence of the Change of Control as quoted on a registered national securities exchange or, if not listed on such an exchange, the Nasdaq Stock Market or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing price (or, if no closing price is available from sources deemed reliable by the Company, the closing bid quotation) for such stock as determined by the Company through any other reliable means of determination available on the close of business on the day last preceding the date of such Change of Control.

        17. Withholding. The Company may, in its sole discretion, satisfy any obligation to withhold income and employment taxes resulting from the grant or exercise of this Option (or any other event giving rise to such obligation) in any of the following ways:

                (a) The Company may require Optionee to deliver to the Company at the time of exercise of this Option an amount of cash equal to such withholding obligation.

                (b) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may defer payment of the withholding obligation for a reasonable period to allow Optionee an opportunity to sell shares of Common Stock issuable on the exercise of this Option. In the event of such deferral, the receipt by Optionee of shares of Common Stock on exercise of this Option shall constitute a grant to the Company by Optionee of a continuing security interest in such shares of Common Stock and all proceeds thereof and the appointment of the President of the Company, and any successor thereto, as attorney-in-fact to sell the number of shares and collect the proceeds therefrom as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes.

                (c) The Company may withhold from any compensation or other amount owing to Optionee the amount (in cash, Common Stock, or other property as the Company may determine) of the withholding obligation.

                (d) If authorized by the action of the board of directors of the Company (or a duly appointed committee of the board) upon request by Optionee, the Company may withhold a number of shares of Common Stock otherwise deliverable upon exercise of this Option having a value, determined in accordance with the provisions of this Option, equivalent to the amount of such withholding obligation.

In all events, delivery of shares of Common Stock issuable on exercise of this Option shall be conditioned upon and subject to the satisfaction or making provision for the satisfaction of the withholding obligation of the Company resulting from the exercise of this Option. The Company is hereby further authorized to take such other action as may be necessary, in the opinion of the Company, to satisfy all obligations for the payment of such taxes. To the extent that the holder of this Option is subject to the provisions of section 16(b) of the Exchange Act, payment of the withholding and other trust fund requirements of the foregoing methods shall be subject to the transaction qualifying for an exemption from the provisions of section 16(b) under rule 16b-3 promulgated pursuant to the Exchange Act or an amendment or successor rule of like tenor.

        18. Validity and Construction. The validity and construction of this Option shall be governed by the laws of the state of Utah.

        19. Notice of Disposition. Optionee shall give notice in writing to the Company of any disposition or transfer of this Option, whether by gift, sale, exchange, or otherwise.

        EXECUTED as of the date first above written.

                                            The Company:

                                                 Tomax technologies, inc.


                                                 By:
                                                    ----------------------------
                                                     Duly Authorized Officer
Attest:

------------------------------
Jaye Olafson, Secretary



Accepted and Agreed:


------------------------------
Optionee

                                                                     EXHIBIT "A"


                                FORM OF EXERCISE
                   (TO BE SIGNED ONLY UPON EXERCISE OF OPTION)


TO:  Tomax technologies, inc.


        The undersigned, the owner of the attached Option, hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder, ____________ shares of Common Stock of Tomax technologies, inc. Enclosed is payment in the amount of $____________, the exercise price of the Common Stock to be acquired. Please have the certificate(s) registered in the name of _______________________________, social security number
____________________, and delivered to the following address:
__________________________________. If this exercise does not include all of the Common Stock covered by the attached Option, please deliver a new option of like tenor for the balance of the Common Stock to the undersigned at the foregoing address.

        DATED this ____ day of ______________, 20____.



                               -------------------------------------------------
                               Signature (Signature must be guaranteed by a bank or a registered broker-dealer)


                                      -1-